SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant  [_]
Check the appropriate box:                    [_]  Confidential, for Use of
     [_]  Preliminary proxy statement              the Commission Only (as
     [X]  Definitive proxy statement               permitted by Rule 14a-6(e)(2)
     [_]  Definitive additional materials
     [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ISLANDS BANCORP
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [_]  Fee paid previously with preliminary materials.

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     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                                 March 30, 2004


Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Conference Room of the Sleep Inn, 2523 Boundary Street, Beaufort, South Carolina, on April 27, 2004 at 3:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations since our opening in July 2001, as well as our plans for the future.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.

                                     Sincerely,

                                     /s/ William B. Gossett

                                     William B. Gossett
                                     President and Chief Executive Officer

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2004


     The annual meeting of shareholders of Islands Bancorp will be held on Tuesday, April 27, 2004 at 3:00 p.m. at the Conference Room of the Sleep Inn, 2523 Boundary Street, Beaufort, South Carolina, for the following purposes:

     (1) to elect five (5) persons to serve as Class II Directors for a three-year term expiring in 2007 and to elect one (1) person to serve as a Class I Director for a two-year term expiring in 2006; and

     (2) to transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 12, 2004, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                              By Order of the Board of Directors,

                              /s/ William B. Gossett

                              William B. Gossett
                              President and Chief Executive Officer


March 30, 2004

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968

           __________________________________________________________

                     PROXY STATEMENT FOR 2004 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 27, 2004 at 3:00 p.m. at the Conference Room of the Sleep Inn, 2523 Boundary Street, Beaufort, South Carolina, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 12, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 30, 2004.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value, authorized, of which 652,705 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to consider the election of five persons to serve as Class II Directors of the Company for a three-year term expiring in 2007 and one person to serve as a Class I Director of the Company for a two-year term expiring in 2006. The persons nominated to serve as Class II and Class I Directors, as well as the continuing Class I and Class III Directors, are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to William B. Gossett, president and chief executive officer of the Company, at the main office of the Bank, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Company's Board of Directors consists of 14 members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor.

     The Board of Directors has nominated each of the Class II Directors listed below to stand for re-election as Class II Directors at the annual meeting. If elected, each of the Class II Directors will serve a three-year term expiring in 2007. Additionally, the Board of Directors has nominated Jimmy Lee Mullins, Sr. for election as a Class I Director. If elected, Mr. Mullins will fill a vacant director position and will serve a two-year term expiring in 2006.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS ELECT THE PERSONS IDENTIFIED BELOW AS DIRECTOR NOMINEES TO SERVE AS CLASS II AND CLASS I DIRECTORS FOR THE TERMS INDICATED BELOW.

     The following table shows for each nominee and continuing director: (a) his or her name; (b) his or her age at December 31, 2003; (c) how long he or she has been a director of the Company; (d) his or her position(s) with the Company, other than as a director; and (e) his principal occupation and business experience for the past five years. Each of the Company directors and director nominees listed below are also directors of Islands Community Bank, N.A.

                                             DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                                    SINCE    AND BUSINESS EXPERIENCE
-------------------------------------------  --------  -----------------------------------------------------------
CLASS II DIRECTOR NOMINEES:
(For Three-Year Term Expiring 2007)

Daryl A. Ferguson (65)                         2002    Co-Chairman of Hungarian Telephone Company, Budapest,
                                                       Hungary and Stamford, Connecticut (telecommunications);
                                                       served as President and Chief Operating Officer of Citizens
                                                       Utilities in Stamford, Connecticut from 1990 to 2000; CEO
                                                       of Electric Lightware from 1992 to 2000.

Stancel E. Kirkland, Sr. (63)                  2002    Country Chef, LLC (convenience store, restaurant
                                                       operation); Managing Member of Bull Point Plantation,
                                                       Seabrook, South Carolina (developer of residential
                                                       communities); Attorney, Partner in the Kirkland Law Firm,
                                                       Columbia, South Carolina, 1971 to 1999 and presently of
                                                       counsel.

Paul M. Dunnavant, III (40)                    1999    Treasurer of Islands Bancorp; Chief Financial Officer of
                                                       Holmes Timber, Inc. and Atlantic Coast Homes, Inc. from
                                                       November 2002 to present, Batesburg, South Carolina;
                                                       Chief Financial Officer and Treasurer of Amick Farms, Inc.
                                                       from August 1993 to May 2002, Batesburg, South Carolina
                                                       (integrated poultry processing); Manager of Beaufort
                                                       Properties, LLC from August 1993 to October 2002;
                                                       Treasurer of Team Amick Motor Sports, LLC from August
                                                       1993 to May 2002; Manager of Waterside Properties, LLC
                                                       from August 1993 to October 2002.


                                        3

                                             DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                                    SINCE    AND BUSINESS EXPERIENCE
-------------------------------------------  --------  -----------------------------------------------------------

Edward J. McNeil, Jr. (49)                     1999    Secretary of Islands Bancorp; President of Internal
                                                       Medicine Healthcare, P.A.; practicing physician with
                                                       Internal Medicine Health Care in Beaufort from January
                                                       1997 to December 1997 and from October 1999 to present.
                                                       Physician, Low Country Medical Group, Beaufort, South
                                                       Carolina, from January 1998 to October 1999, and with
                                                       Southeast Health Care Association from January 1995 to
                                                       December 1996.

Frances K. Nicholson (49)                      1999    Managing Partner of Nicholson Investments LLC (real estate leasing and securities portfolio company); Managing Partner of Big Nickel Properties, LLC.

CLASS I DIRECTOR NOMINEE:
(For Remaining Two-Year Term Expiring 2006)

Jimmy Lee Mullins, Sr. (51)                     N/A    President and Chief Executive Officer of Mullins Trucking
                                                       Company, Inc., Ridgeland, South Carolina.

CLASS III CONTINUING DIRECTORS:
(Term Expiring 2005)

Carl E. Lipscomb (66)                          2002    Vice President of Argus Corp. (custom home construction
                                                       and home renovation); Formerly President and Chief
                                                       Executive Officer of Lipscomb Construction, Hilton Head,
                                                       South Carolina (custom home construction in the Beaufort
                                                       County area).

Dr. Narayan Shenoy (65)                        2002    Anesthesiologist; Partner in Critical Health Systems, Inc.,
                                                       Columbia, South Carolina.

J. Frank Ward (57)                             1999    Realtor with Coastal Carolina Realty; Sales Coordinator
                                                       and Realtor, Renaissance Marketing, LLC, Beaufort, South
                                                       Carolina from February 1998 to March 2002; prior to 1998,
                                                       New Car Sales Manager, Toyota Center in West
                                                       Columbia/Lexington, South Carolina.

Bruce K. Wyles (49)                            1999    Dentist, sole proprietorship, Beaufort, South Carolina;
                                                       Partner, B.K.W. Squared.

CLASS I CONTINUING DIRECTORS:
(Term Expiring 2006)

William B. Gossett (60)                        1999    President and Chief Executive Officer of Islands Bancorp;
                                                       previously President and Chief Executive Officer of Liberty
                                                       National Bank, Longwood, Florida.

Louis O. Dore (58)                             1999    Attorney, Louis O. Dore, P.A., Beaufort, South Carolina.

Martha B. Fender (58)                          1999    Vice President of Islands Bancorp; President and Owner of
                                                       Coastal Carolina Realty, Inc.; Beaufort, South Carolina
                                                       (real estate sales).


                                        4

                                             DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                                    SINCE    AND BUSINESS EXPERIENCE
-------------------------------------------  --------  -----------------------------------------------------------

D. Martin Goodman (57)                         1999    Chairman of the Board of Islands Bancorp; Area Manager
                                                       of the University of South Carolina Small Business
                                                       Development Center in Beaufort, South Carolina; Co-
                                                       owner, with his wife, of Ollie's Seafood Restaurants in
                                                       Beaufort, South Carolina.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2003, the Board of Directors of the Company held four meetings and the Board of Directors of the Bank held 13 meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's Board of Directors and committees of the board on which he or she serves .

     NOMINATING COMMITTEE.   The Company does not have a standing nominating
committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company's directors, except for Mr. Gossett, is an independent director under the National Association of Securities Dealers' definition of "independent director." Since the Company is a small business issuer and only one of its directors is not independent, the Company believes a standing nominating committee is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

     COMPENSATION COMMITTEE. The Board of Directors has established a compensation committee for the purpose of administering the Islands Bancorp 2002 Stock Incentive Plan. The compensation committee members are Stancel E. Kirkland, Sr. and Paul M. Dunnavant, III. The compensation committee held one meeting during the year ended December 31, 2003.

     AUDIT COMMITTEE. The Board of Directors of the Company and the Bank has established a joint audit committee which reviews the annual report and internal audit report of the independent public accountants. The Board of Directors has not adopted a written audit committee charter. The audit committee of the Company held five meetings and the audit committee of the Bank held five meetings during the year ended December 31, 2003.

     The audit committee members are: Louis O. Dore (Chairman), Edward J. McNeil, Jr., Paul M. Dunnavant, III, Stancel E. Kirkland, Sr. and Narayan Shenoy. Each of these members is an independent director under the National Association of Securities Dealers' definition of "independent director." Mr. Dunnavant meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," and the board believes that each of the other members has the financial knowledge, business experience and independent judgment necessary for service on the audit committee.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2003 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2003 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Frances & Co., CPAs, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2003 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the audit committee recommended to the Board of Directors that the Company's 2003 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

     March 23, 2004               By:  Louis O. Dore (Chairman)
                                       Edward J. McNeil, Jr.
                                       Paul M. Dunnavant, III
                                       Stancel E. Kirkland, Sr.
                                       Dr. Narayan Shenoy


                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name; (b) his age at December 31, 2003; (c) how long he has been an officer of the Company; and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
-----------------------  -------------  -------------------------------------------------
William B. Gossett (60)       1999      President and Chief Executive Officer of Islands
                                        Bancorp; President and Chief Executive Officer of
                                        Islands Community Bank, National Association

                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents the total compensation paid by the Company during fiscal years 2003, 2002 and 2001 to its chief executive officer. No other executive officer of the Company earned over $100,000 in salary and bonus during fiscal years 2003, 2002 and 2001.

                              SUMMARY COMPENSATION TABLE

                                  Annual Compensation        Long-Term Compensation Awards

                          ----------------------------------------------------------------
                          Compensation   Salary     Bonus        Number of Securities
                              Year         ($)       ($)         Underlying Options
                          ------------  ---------  --------  -----------------------------
   William B. Gossett,            2003  $ 143,000  $ 10,000              --
     President and Chief          2002  $ 130,000  $ 10,000            19,581
     Executive Officer            2001  $ 130,000  $ 27,500              --

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

STOCK OPTION GRANTS IN FISCAL 2003

     The Company granted no stock options during fiscal 2003 to its named executive officer. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 2003.

FISCAL YEAR-END OPTION VALUES

                              Number of Securities     Value of Unexercised In-the-
                             Underlying Unexercised         Money Options at
                                    Options                December 31, 2003
       Name                Exercisable  Unexercisable   Exercisable   Unexercisable
       ------------------  -----------  -------------  -------------  -------------
       William B. Gossett    13,054         6,527            --             --

     Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2003 as possible. Based on information known to us, this sale occurred on December 11, 2003 at a sales price of $10.00 per share.

     EMPLOYMENT AGREEMENT. On July 27, 1999, the Company entered into an employment agreement with William B. Gossett pursuant to which Mr. Gossett serves as president and chief executive officer of Islands Bancorp and, upon its organization, the Bank, for a term of five years. The agreement automatically renews for additional two-year terms unless either party notifies the other party of its intent not to renew at least 180 days prior to the end of the then current term.

     Currently, under the agreement, Mr. Gossett's annual salary is $155,870. For each year following the first full calendar year of the Bank's operations, Mr. Gossett is entitled to a bonus of 5% of the Bank's net income, if the Board of Directors determines the bonus is appropriate in light of its analysis of various performance criteria.

     In addition to his salary and bonus compensation, Mr. Gossett is provided with an automobile, or an automobile allowance; life insurance of $300,000 payable to his spouse and heirs; and reimbursement for automobile expenses, club dues, business expenses, and moving and relocation expenses. He also participates in the Bank's retirement, medical and other benefit programs.

     Mr. Gossett is eligible to participate in any long-term equity incentive program of Islands Bancorp and is eligible for the grant of stock options, restricted stock and other awards under such program or any similar program adopted by Islands Bancorp. Pursuant to Mr. Gossett's employment agreement, he was granted an option to purchase 19,581 shares of Islands Bancorp's common stock at a purchase price of $10.00 per share. One-third of the shares covered by the option vest on each of the first, second and third anniversaries of the date the Bank opened for business, subject to accelerated vesting upon a change in control of the Company.

     The employment agreement with Mr. Gossett also provides that during the term of his employment and for a period expiring on the earlier to occur of (a) one year after termination of his employment for any reason other than without cause, (b) six months after expiration of the employment agreement where expiration results from Mr. Gossett's timely notification of his intent not to renew the agreement, and (c) the expiration of the agreement where expiration results from the Company's or the Bank's timely notification to Mr. Gossett of its intent not to renew the agreement, Mr. Gossett will not compete, directly or indirectly, with the Company or the Bank, or any of their subsidiaries, or have more than a 2% passive investment in any financial institution that maintains an office or branch within 25 miles of each location where the Company or the Bank maintains an office or branch at any time during Mr. Gossett's employment under the agreement. The agreement also provides that during the term of his employment and for a period expiring on the earlier to occur of one year after termination of his employment for any reason and one year following the expiration of the agreement, Mr. Gossett will not solicit employees of the Company or the Bank for employment and will not solicit customers of the Bank to any other financial institution.

     Upon termination of Mr. Gossett's employment by the Company or the Bank without cause or for any reason following a change in control of the Company, Mr. Gossett will be entitled to a lump sum severance payment equal to two times his base salary in effect at the time, plus any accrued bonus, and all of his outstanding options will immediately vest.

COMPENSATION OF DIRECTORS

     Neither the Company nor the Bank will compensate their directors until the Company and the Bank have recovered all of their losses. Thereafter, the Company and the Bank will adopt director compensation policies that conform to applicable law.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of the record date by (a) each director and executive officer of the Company and (b) all executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Other than the directors and executive officers listed below, Mr. Bill Amick is the only holder of more than 5% of the Company's common stock. Additionally, the address of each person is 2348 Boundary Street, Beaufort, South Carolina 29902.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the date of this report. Except as otherwise indicated, each person is the sole beneficial owner of the shares listed.

                                               NUMBER OF SHARES
                                                  SUBJECT TO
                                    NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                              SHARES      EXERCISABLE     NUMBER OF    OF
BENEFICIAL OWNER                      HELD      WITHIN 60 DAYS    SHARES     CLASS     NATURE OF BENEFICIAL OWNERSHIP
----------------------------------  ---------  ----------------  ---------  -------  -----------------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
--------------------------------

  Louis O. Dore                        11,050             7,337     18,387      2.8

  Paul M. Dunnavant, III               12,100             8,034     20,134      3.1

  Martha B. Fender                     10,050             6,673     16,723      2.6

  Daryl A. Ferguson                    20,000            13,280     33,280      5.0

  D. Martin Goodman                    11,250             7,470     18,720      2.8  Includes 11,050 shares held jointly
                                                                                     with Mr. Goodman's spouse and
                                                                                     200 shares held jointly with his
                                                                                     children.

  William B. Gossett                   30,250            20,085     50,335      9.2  Includes 27,550 shares held jointly
                                                                                     with Mr. Gossett's spouse.

  Stancel E. Kirkland, Sr.             20,000            13,280     33,280      5.0  Includes 4,000 shares held jointly
                                                                                     with Mr. Kirkland's spouse.

  Carl E. Lipscomb                     20,600            13,280     33,880      5.1  Includes 19,200 shares held jointly
                                                                                     with Mr. Lipscomb's spouse and
                                                                                     600 shares held in an IRA for Mr.
                                                                                     Lipscomb's spouse.

  Edward J. McNeil, Jr.                11,050             7,337     18,387      2.8

  Frances K. Nicholson                 12,350             8,200     20,550      3.1

  Narayan Shenoy                       20,100            13,346     33,446      5.0

  J. Frank Ward                        11,270             7,483     18,753      2.8

  Bruce K. Wyles                       11,450             7,603     19,053      2.9  Includes 400 shares held jointly
                                                                                     with Mr. Wyles' children.

ALL DIRECTORS AND                      01,520           133,408    334,928     42.6
EXECUTIVE OFFICERS AS A
GROUP (13 PERSONS)

5% BENEFICIAL OWNER:
--------------------

  Bill L. Amick                        50,000                 0     50,000      6.4  Includes 25,000 shares held by
                                                                                     Amick Farms.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended December 31, 2003, Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of a copy of these reports furnished to the Company, during the fiscal year ended December 31, 2003, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Francis & Co., CPAs to serve as its principal accountant for the fiscal year ending December 31, 2003. Francis & Co. has served as the Company's principal accountant since 1998. A representative of Francis & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following table sets forth the fees billed to the Company for the years ended December 31, 2003 and 2002 by Francis & Co.:

                                                   2003     2002
                                                  -------  ------
               Audit fees                         $31,400  22,600
               Audit-related fees                   4,000   3,500
               Tax fees                             2,300   1,500
               All other fees                          --      --
                                                  -------  ------
                 Total Fees                       $37,700  27,600
                                                  =======  ======

AUDIT FEES

     Audit fees represent fees billed by Francis & Co. for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2003 and 2002, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT-RELATED FEES

     Audit-related fees represent fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. The audit related fees in 2003 and 2002 represent fees for internal audits of the Bank's operations function.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Francis & Co. for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

     The Company was not billed any other fees during 2003 or 2002.

     The fees billed by Francis & Co. are pre-approved by the audit committee of the Company in accordance with the policies and procedures for the audit committee. The audit committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2003, 100% of the fees incurred were pre-approved.


               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS.   The full Board of Directors of the Company
participates in the consideration of director nominees. The board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the board deems relevant.

     In accordance with the Company's bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholders intent to make a director nomination is given by personal delivery or U.S. mail, postage prepaid, to the Secretary of the Company not later than (1) 90 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the seventh day following the date on which notice of a special meeting for the purpose of electing directors is first given to shareholders. The notice must set forth:

          (1) the name, business and residence address of the shareholder who intends to make the nomination and the person or persons to be nominated;

          (2) the class and number of shares of the Company beneficially owned by the shareholder and whether the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person pursuant to which the nomination is to be made;

          (4) the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company; and

          (5) the consent of the nominee to serve as a director of the Company if elected.

     The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Additionally, the chairman of the meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     SHAREHOLDER PROPOSALS. In accordance with the Company's bylaws, a shareholder may bring business (other than the nomination of directors) before the Company's annual meeting of shareholders if the shareholder gives notice of the proposal by personal delivery or U.S. mail, postage prepaid, return receipt requested, to the Secretary of the Company not later than 90 days in advance of the annual meeting. The notice must set forth for each matter the shareholder proposes to bring before the annual meeting:

          (1) a description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting;

          (2) the name and record address of the shareholder proposing such business;

          (3) the class and number of shares of the Company held of record and beneficially by the shareholder making the proposal as of a date within ten days of the shareholder's notice; and

          (4)  any interest of the shareholder in such business.

     In accordance with the Company's bylaws, the chairman of the annual meeting may declare that any business which a shareholder attempts to bring before the annual meeting, other than in compliance with the foregoing notice requirements, is improperly brought before the meeting and therefore will not be transacted. Additionally, the chairman of the annual meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     In order for a shareholder proposal to be considered at the 2004 annual meeting, notice of the proposal was required to be delivered to the Secretary of the Company on or before January 29, 2004.

The Company did not receive notice of any shareholder proposals to be presented at the 2004 meeting prior to the January 29, 2004 deadline.

     To be included in the Company's 2005 proxy statement, shareholder proposals submitted for consideration at the 2005 annual meeting of shareholders must be received by the Company no later than November 24, 2004. We anticipate that our 2005 annual meeting will be held no earlier than April 26, 2005. Therefore, the deadline for submitting a shareholder proposal for consideration at the 2005 annual meeting, other than by inclusion in the 2005 proxy statement, should be no earlier than January 27, 2005. The exact date of the deadline, however, will depend on the date set for the 2005 annual meeting. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after February 7, 2005 but before the shareholder proposal notice deadline provided in the Company's bylaws. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2005 proxy statement.

     SHAREHOLDER COMMUNICATIONS.    Shareholders wishing to communicate with the
Board of Directors or with a particular director may do so in writing addressed to the board, or to the particular director, and by sending it to the Secretary of the Company at the Company's principal office at 2348 Boundary Street, Beaufort, South Carolina 29902. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 30, 2004

                                 ISLANDS BANCORP
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 27, 2004


     The undersigned hereby appoints William B. Gossett as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the common stock of Islands Bancorp, which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Conference Room of the Sleep Inn, 2523 Boundary Street, Beaufort, South Carolina on Tuesday, April 27, 2004 at 3:00 p.m. and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.


 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:     To elect the five (5) persons listed below to serve as Class II
Directors of Islands Bancorp for a three-year term expiring at the 2007 annual meeting and the one (1) person listed below to serve as a Class I Director of Islands Bancorp for a two-year term expiring at the 2006 annual meeting:

     CLASS II DIRECTORS:     PAUL M. DUNNAVANT, III        DARYL A. FERGUSON
                             STANCEL E. KIRKLAND, SR.      EDWARD J. MCNEIL, JR.
                             FRANCES K. NICHOLSON

     CLASS I DIRECTOR:       JIMMY LEE MULLINS, SR.


     [_]  FOR all nominees listed above (except as    [_]  WITHHOLD authority to
          indicated below)                                 vote for all nominees
                                                           listed above

INSTRUCTION:  To withhold authority for any individual nominees, mark "FOR"
              above, and write the nominees' names in this space.
              __________________________________________________________________


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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                                  Signature of Shareholder             Date


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                                  Signature of Shareholder             Date


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                                  Print Name(s) of Shareholder(s)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

      I WILL ______ WILL NOT ______ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
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